ALLIANCE REAL ESTATE INVESTMENT FUND

SEMI-ANNUAL REPORT
FEBRUARY 28, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                     ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

April 28, 1999

Dear Shareholder:

This semi-annual report provides an update on the performance and investment activity of the Alliance Real Estate Investment Fund (the "Fund"). This report covers the six-month period ended February 28, 1999.

INVESTMENT RESULTS
Publicly traded companies that own income producing real estate continued to struggle in the six months ended February 28, 1999. This market, as measured by the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, suffered a 2.66% decline during this period. As the accompanying table shows, your Fund outperformed its benchmark, the NAREIT Index, handily. In fact, we managed to squeeze into positive territory for this six-month period. However, the overall stock market, as represented by the Standard & Poor's 500 Stock Index (S&P 500), roared back from its summer decline and, once again, left real estate stocks behind.


INVESTMENT RESULTS*
Period Ended February 28, 1999

                                  TOTAL RETURNS
                              6 MONTHS      12 MONTHS
                              --------      ---------
ALLIANCE REAL ESTATE
  INVESTMENT FUND
  Class A                       0.61%        -21.04%
  Class B                       0.24%        -21.62%
  Class C                       0.33%        -21.54%

S&P 500 STOCK INDEX            30.27%         19.76%

NAREIT INDEX                   -2.66%        -19.93%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF FEBRUARY 28, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES CHARGED TO THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE NAREIT INDEX IS A MARKET VALUE WEIGHTED INDEX BASED UPON THE LAST CLOSING PRICE OF THE MONTH FOR TAX-QUALIFIED REAL ESTATE INVESTMENT TRUSTS (REIT) LISTED ON THE NYSE, AMEX, AND THE NASDAQ. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX. INDEX RETURNS ARE NOT ADJUSTED FOR SALES CHARGES OR OPERATING EXPENSES.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


The REIT market continued to be caught in a downdraft caused by investors focusing their attention on either large blue chip stocks (as a perceived "flight to safety") or hot technology plays. Your Fund was not designed to participate in either of these trends. It was, however, designed to identify trends within real estate and capitalize on them. During the most recent six-month period your Fund outperformed its benchmark due to an overweight position in the top performing real estate sectors--office and industrial--and an underweight position in the lowest performing sector, healthcare. The Fund's relative performance was further bolstered over the past six months as one of the companies in which the Fund invested--Irvine Apartment Communities--announced a going private transaction at an above-market price. This caused the stock in question to rise in price, at which point the Fund's shares in the company were sold, boosting the Fund's performance.

MARKET OVERVIEW
The recovery of the overall stock market was impressive; however, it lacked breadth. A small and narrowing group of stocks has been leading the market increasingly higher. However, despite their strong underlying fundamentals, real estate companies have not been a part of this group.

The steep decline of real estate companies' stock prices last summer and the subsequent lack of recovery have left current prices at odds with recent and expected fundamentals for the underlying real estate markets, as well as the companies themselves. REITs on average have seen a 26% decline in their stock prices in the past 12 months in spite of recording 15% average earnings growth in 1998 and an expectation of a further 9% growth in 1999 (based on First Call consensus estimates).

Importantly, these growth numbers are not based on the occurrence of any unlikely events. Most real estate companies already own and operate the properties with which they need to hit 1999 estimates. Those properties will likely continue to do well. This is primarily because


1


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

new construction is slowing down for lack of capital, while demand continues to grow because of the continuing strength of the economy. From an operating perspective, it doesn't get much better than this.

Yet valuation levels are at historic lows. The average REIT trades at about 8.0 times 1999 funds from operations (the REIT equivalent of earnings per share), a 10% to 15% discount to the value of the real estate assets that it owns, and with a 7.7% current dividend yield.

Current valuations suggest either a severe real estate pullback or a stock market over-reaction. We believe it is the latter of these two scenarios. We track real estate market supply and demand changes very closely. Our research shows that supply growth is slowing before any significant overbuilding occurs. Furthermore, demand growth is slowing far less than had been predicted as the U.S. economy remains firmly on track. This unlikely combination of events should keep rents and real estate values rising. In fact, weak public markets for real estate securities--both equity and debt--appears to be preventing real estate markets from overheating. This should allow company growth to continue and share prices to recover from recent lows.

INVESTMENT STRATEGY
Your Fund was designed to identify and invest in companies that have optimal exposure to the country's strongest real estate markets and which will benefit most from the ongoing shifts in real estate financing and ownership which are sweeping across the United States today. Although this strategy has not wavered since the inception of the Fund in 1996, its implementation has changed as the real estate cycle and capital markets have evolved.

As real estate markets have come into equilibrium, more emphasis must be placed on the growth potential of existing properties (a core competency of our group) at the expense of acquisition driven growth. As capital constraints loom on the horizon, more emphasis must be placed on balance sheet strength. As growth has become more difficult to achieve, more emphasis must be placed on value and yield.

These changes have led to a transformation within our portfolio. We have selectively added to our exposure in retail and residential companies that have a high degree of predictability of growth. We have reduced our exposure to hotel companies that are more volatile and cyclical in nature. We have recast our large office exposure to target downtown markets at the expense of suburban areas because development is more difficult. And we have incrementally added to positions with higher dividend yields, thereby increasing the dividend paying capacity of the Fund.

MARKET OUTLOOK AND CONCLUSIONS
Our outlook for real estate remains positive. Supply of and demand for space remains roughly in balance in most markets. And this balance has not deteriorated, as we feared it might. The drubbing that REITs have taken over the past year has had a feedback effect on the larger real estate market. We anticipate that this will govern the excesses historically present in real estate, thereby making the business less cyclical and more predictable over time. This, in turn, we believe will lead to more predictable and higher earnings growth and higher multiples for real estate companies. As a result, we are optimistic about long term results. We believe we are well positioned for any coming rebound in real estate stocks.

In conclusion, we would like to thank you for the continued confidence you have shown in the Alliance Real Estate Investment Fund and look forward to reporting to you in the future.

Sincerely,

John D.Carifa
Chairman

Daniel G. Pine
Portfolio Manager


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES          ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

Alliance Real Estate Investment Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -21.04%        -24.37%
Since Inception*               5.16%          3.26%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -21.62%        -24.60%
Since Inception*               4.41%          3.62%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -21.54%        -22.29%
Since Inception*               4.45%          4.45%


SEC AVERAGE ANNUAL TOTAL RETURNS (AT MAXIMUM OFFERING PRICE) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1998)

                              CLASS A        CLASS B        CLASS C
                              -------        -------        -------
One Year                      -23.59%        -23.85%        -21.52%
Since Inception*                5.60%          6.05%          6.91%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception date for Classes A, B, and C: 10/1/96


3


TEN LARGEST HOLDINGS
FEBRUARY 28, 1999 (UNAUDITED)              ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                                               PERCENT OF
COMPANY                                           VALUE           NET ASSETS
-------------------------------------------------------------------------------
Equity Office Properties Trust              $  15,090,041             5.0%
Pan Pacific Retail Properties, Inc.            12,798,844             4.3
Brookfield Properties Corp.                    11,941,173             4.0
Public Storage, Inc.                           11,436,750             3.8
Avalonbay Communities, Inc.                    11,299,848             3.8
Arden Realty, Inc.                             11,072,738             3.7
Glenborough Realty Trust, Inc.                 10,947,681             3.7
SL Green Realty Corp.                          10,801,481             3.6
Vornado Realty Trust                           10,505,000             3.5
ProLogis Trust                                 10,016,025             3.3
                                            $ 115,909,581            38.7%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

                                                          SHARES
-------------------------------------------------------------------------------
                                                                 HOLDINGS
PURCHASES                                          BOUGHT         2/28/99
-------------------------------------------------------------------------------
Apartment Investment & Management Co.             142,000         142,000
Brookfield Properties Corp.                       247,400       1,001,400
Burnham Pacific Properties, Inc.                  456,200         540,700
Captec Net Lease Realty, Inc.                      55,000          55,000
Entertainment Properties Trust                     22,000         540,600
MeriStar Hospitality Corp.                        105,750         510,973
Patriot American Hospitality, Inc.                  6,320         767,320
Prime Retail, Inc.                                893,300         893,000
Ramco-Gershenson Properties                       171,700         171,700
Sun Communities, Inc.                             187,100         187,100

                                                                 HOLDINGS
SALES                                                SOLD         2/28/99
-------------------------------------------------------------------------------
Archstone Communities Trust                       653,400              -0-
Avalonbay Communities, Inc.                       128,311         358,015
Equity Office Properties Trust                    207,700         586,021
Essex Property Trust, Inc.                        265,500         272,600
Mack-Cali Realty Corp.                            419,800              -0-
Public Storage, Inc.                              180,500         448,500
SL Green Realty Corp.                             296,200         559,300
Spieker Properties, Inc.                          160,800         256,000
Starwood Hotels & Resorts Worldwide, Inc.         430,200          99,900
Sunstone Hotel Investors, Inc.                    747,100              -0-


4


PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1999 (UNAUDITED)              ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-98.3%
REAL ESTATE INVESTMENT TRUSTS-94.3%
APARTMENTS-8.2%
Apartment Investment &
  Management Co. Cl.A                           142,000     $  5,555,750
Avalonbay Communities, Inc.                     358,015       11,299,848
Essex Property Trust, Inc.                      272,600        7,700,950
                                                             ------------
                                                              24,556,548

DIVERSIFIED-16.7%
Captec Net Lease Realty, Inc.                    55,000          718,437
Correctional Properties Trust                   379,850        6,552,413
Entertainment Properties Trust                  540,600        9,257,775
Glenborough Realty Trust, Inc.                  606,100       10,947,681
Golf Trust of America, Inc.                     259,600        6,262,850
Sun Communities, Inc.                           187,100        5,881,956
Vornado Realty Trust                            305,600       10,505,000
                                                             ------------
                                                              50,126,112

HOTELS & RESTAURANTS-7.4%
Innkeepers USA Trust                            572,700        5,941,762
MeriStar Hospitality Corp.                      510,973        9,101,707
Patriot American Hospitality, Inc.              767,320        4,172,302
Starwood Hotels & Resorts
  Worldwide, Inc.                                99,900        3,096,900
                                                             ------------
                                                              22,312,671

OFFICE-18.3%
Arden Realty, Inc.                              473,700       11,072,738
Boston Properties, Inc.                         258,900        8,365,706
Crescent Real Estate Equities Co.               448,800        9,368,700
Equity Office Properties Trust                  586,021       15,090,041
SL Green Realty Corp.                           559,300       10,801,481
                                                             ------------
                                                              54,698,666

OFFICE - INDUSTRIAL MIX-14.6%
Brandywine Realty Trust                         477,800        7,853,838
Duke Realty Investments, Inc.                   280,800        6,124,950
Great Lakes REIT, Inc.                          251,000        3,796,375
Highwoods Properties, Inc.                      320,800        7,679,150
Reckson Associates Realty Corp.                 435,500        9,254,375
Spieker Properties, Inc.                        256,000        9,152,000
                                                             ------------
                                                              43,860,688

REGIONAL MALLS-5.9%
Macerich Co.                                    387,800        9,404,150
Mills Corp.                                     455,800        8,289,863
                                                             ------------
                                                              17,694,013

SHOPPING CENTERS-13.5%
Burnham Pacific Properties, Inc.                540,700        5,440,794
New Plan Excel Realty Trust                     301,340        6,252,805
Pacific Retail Trust (a)                        591,577        5,750,128
Pan Pacific Retail
  Properties, Inc.                              689,500       12,798,844
Prime Retail, Inc.                              893,000        7,144,000
Ramco-Gershenson
  Properties                                    171,700        2,704,275
Regency Realty Corp.                             13,000          263,250
                                                             ------------
                                                              40,354,096

STORAGE-3.8%
Public Storage, Inc.                            448,500       11,436,750


5


PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)           VALUE
-------------------------------------------------------------------------
WAREHOUSE & INDUSTRIAL-5.9%
Cabot Industrial Trust                          400,000    $   7,600,000
ProLogis Trust                                  482,700       10,016,025
                                                             ------------
                                                              17,616,025
                                                             ------------
                                                             282,655,569

REAL ESTATE DEVELOPMENT & MANAGEMENT-4.0%
Brookfield Properties Corp. (Canada)          1,001,400       11,941,173

Total Common Stocks
  (cost $362,391,230)                                        294,596,742

TIME DEPOSIT-1.4%
Bank of New York
  4.375%, 3/01/99
  (amortized cost $4,160,000)                $    4,160    $   4,160,000

TOTAL INVESTMENTS-99.7%
  (cost $366,551,230)                                        298,756,742
Other assets less liabilities-0.3%                               920,597

NET ASSETS-100%                                            $ 299,677,339


(a)  Illiquid security, valued at fair value (see Note A).

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)              ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $366,551,230)        $ 298,756,742
  Cash                                                                 120,716
  Receivable for investment securities sold                          6,128,089
  Receivable for capital stock sold                                  1,069,703
  Dividends and interest receivable                                    290,281
  Deferred organizational expenses                                     157,623
  Total assets                                                     306,523,154

LIABILITIES
  Payable for investment securities purchased                        4,776,894
  Payable for capital stock redeemed                                 1,262,517
  Distribution fee payable                                             215,869
  Advisory fee payable                                                 214,782
  Accrued expenses                                                     375,753
  Total liabilities                                                  6,845,815

NET ASSETS                                                       $ 299,677,339

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     295,672
  Additional paid-in capital                                       394,492,502
  Undistributed net investment income                                  704,004
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (28,020,351)
  Net unrealized depreciation of investments                       (67,794,488)
                                                                 $ 299,677,339

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($38,036,894 / 3,745,361 shares of capital
    stock issued and outstanding)                                       $10.16
  Sales charge--4.25% of public offering price                             .45
  Maximum offering price                                                $10.61

  CLASS B SHARES
  Net asset value and offering price per share
    ($207,812,523 / 20,512,237 shares of capital stock
    issued and outstanding)                                             $10.13

  CLASS C SHARES
  Net asset value and offering price per share
    ($51,432,489 / 5,073,984 shares of capital stock
    issued and outstanding)                                             $10.14

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($2,395,433 / 235,620 shares of capital stock
    issued and outstanding)                                             $10.17


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $15,534)                          $ 12,652,264
  Interest                                             128,315    $ 12,780,579

EXPENSES
  Advisory fee                                       1,623,348
  Distribution fee - Class A                            69,544
  Distribution fee - Class B                         1,247,042
  Distribution fee - Class C                           311,344
  Transfer agency                                      392,795
  Custodian                                             76,717
  Administrative                                        62,000
  Registration                                          58,952
  Printing                                              56,785
  Audit and legal                                       42,843
  Amortization of organization expenses                 30,227
  Directors' fees                                       15,000
  Miscellaneous                                         12,684
  Total expenses                                                     3,999,281
  Net investment income                                              8,781,298

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized loss on investment transactions                     (31,202,096)
  Net realized loss on foreign currency
    transactions                                                       (18,772)
  Net change in unrealized depreciation
    of investments                                                  25,441,665
  Net loss on investments and foreign
    currency transactions                                           (5,779,203)

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  3,002,095


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                                           SIX MONTHS ENDED         YEAR ENDED
                                            FEB. 28, 1999            AUGUST 31,
                                              (UNAUDITED)               1998
                                           ----------------         -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                     $   8,781,298        $  14,025,396
  Net realized gain (loss) on
    investments and foreign
    currency transactions                     (31,220,868)           6,488,125
  Net change in unrealized
    depreciation of investments                25,441,665         (113,565,407)
  Net increase (decrease) in
    net assets from operations                  3,002,095          (93,051,886)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                    (1,245,380)          (2,204,713)
    Class B                                    (5,777,385)          (9,402,948)
    Class C                                    (1,457,237)          (2,290,119)
    Advisor Class                                 (76,821)            (133,960)
  Net realized gain on investments
    Class A                                      (396,098)             (39,960)
    Class B                                    (2,187,672)            (201,260)
    Class C                                      (540,739)             (44,722)
    Advisor Class                                 (24,306)              (2,319)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                     (84,163,313)         230,444,209
  Total increase (decrease)                   (92,866,856)         123,072,322

NET ASSETS
  Beginning of year                           392,544,195          269,471,873
  End of period (including
    undistributed net investment
    income of $704,004 and $479,529,
    respectively                            $ 299,677,339        $ 392,544,195


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1999 (UNAUDITED)              ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. Prior to commencement of operations on October 1, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on August 22, 1996. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices of that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


10


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

4. ORGANIZATION EXPENSES
Organization costs of $304,750 have been deferred and are being amortized on a straight-line basis through October, 2001.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at August 31, 1998 and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Significant estimates may include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

7. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

8. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $62,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended February 28, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $219,808 for the six months ended February 28, 1999.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $5,502 from the sale of Class A shares and $829,536 and $32,971 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended February 28, 1999.

Brokerage commissions paid for the six months ended February 28, 1999 on investment transactions amounted to $601,832, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") nor to DLJ directly, an affiliate of the Adviser.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $12,270,065 and $690,208, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments and U.S. government or government agency obligations) aggregated $58,821,373 and $147,033,588, respectively, for the six months ended February 28, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 1999.

At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $280,645 and gross unrealized depreciation of investments was $68,190,240 resulting in net unrealized depreciation of $67,909,595 (excluding foreign currency transactions).


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     FEB. 28, 1999   AUGUST 31,   FEB. 28, 1999    AUGUST 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,077,359     4,031,794   $  11,749,450   $  54,670,681
Shares issued in
  reinvestment of
  dividends and
  distributions          103,221       107,045       1,052,964       1,392,487
Shares converted
  from Class B            17,223        36,683         182,795         457,491
Shares redeemed       (2,345,797)   (2,222,402)    (24,638,960)    (28,964,016)
Net increase
  (decrease)          (1,147,994)    1,953,120   $ (11,653,751)  $  27,556,643

CLASS B
Shares sold            1,985,938    16,336,188   $  21,021,229   $ 221,327,921
Shares issued in
  reinvestment of
  dividends and
  distributions          346,792       328,979       3,535,422       4,276,970
Shares converted
  to Class A             (17,259)      (36,750)       (182,795)       (457,491)
Shares redeemed       (7,557,833)   (5,480,259)    (79,754,483)    (70,036,664)
Net increase
  (decrease)          (5,242,362)   11,148,158   $ (55,380,627)  $ 155,110,736


12


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     FEB. 28, 1999   AUGUST 31,   FEB. 28, 1999    AUGUST 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold              625,128     5,180,658   $   6,603,112   $  70,280,469
Shares issued in
  reinvestment of
  dividends and
  distributions           75,823        63,778         773,062         824,321
Shares redeemed       (2,289,181)   (1,922,771)    (24,073,361)    (24,674,279)
Net increase
  (decrease)          (1,588,230)    3,321,665   $ (16,697,187)  $  46,430,511

ADVISOR CLASS
Shares sold               20,698       207,950   $     220,197   $   2,825,619
Shares issued in
  reinvestment of
  dividends and
  distributions            6,544         8,017          66,819         105,015
Shares redeemed          (68,312)     (119,760)       (718,764)     (1,584,315)
Net increase
  (decrease)             (41,070)       96,207   $    (431,748)  $   1,346,319


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 1999.


13


FINANCIAL HIGHLIGHTS                       ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                     CLASS A
                                       ------------------------------------
                                       SIX MONTHS      YEAR        OCT. 1,
                                          ENDED        ENDED       1996(A)
                                     FEB. 28, 1999    AUG. 31,       TO
                                       (UNAUDITED)     1998     AUG. 31, 1997
                                       -----------  -----------  -----------
Net asset value, beginning of period     $10.47       $12.80       $10.00

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (b)                   .29          .52          .30
Net realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions                             (.22)       (2.33)        2.88
Net increase (decrease) in net
  asset value from operations               .07        (1.81)        3.18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income       (.28)        (.51)        (.30)
Distributions from net realized
  gains on investments                     (.10)        (.01)          -0-
Tax return of capital                        -0-          -0-        (.08)
Total dividends and distributions          (.38)        (.52)        (.38)
Net asset value, end of period           $10.16       $10.47       $12.80

TOTAL RETURN
Total investment return based on
  net asset value (c)                       .61%      (14.90)%      32.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $38,037      $51,214      $37,638
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements                         1.60%(d)     1.55%        1.77%(d)(e)
  Expenses before waivers/
    reimbursements                         1.60%(d)     1.55%        1.79%(d)
  Net investment income                    5.61%(d)     3.87%        2.73%(d)
Portfolio turnover rate                      16%          23%          20%


See footnote summary on page 17.


14


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      CLASS B
                                       ------------------------------------
                                       SIX MONTHS      YEAR        OCT. 1,
                                          ENDED        ENDED       1996(A)
                                     FEB. 28, 1999    AUG. 31,       TO
                                       (UNAUDITED)     1998     AUG. 31, 1997
                                       -----------  -----------  -----------
Net asset value, beginning of period     $10.44       $12.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                   .25          .42          .23
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions            (.22)       (2.33)        2.89
Net increase (decrease) in net
  asset value from operations               .03        (1.91)        3.12

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income       (.24)        (.43)        (.24)
Distributions from net realized
  gains on investments                     (.10)        (.01)          -0-
Tax return of capital                        -0-          -0-        (.09)
Total dividends and distributions          (.34)        (.44)        (.33)
Net asset value, end of period           $10.13       $10.44       $12.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                       .24%      (15.56)%      31.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $207,813     $268,856     $186,802
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements                         2.32%(d)     2.26%        2.44%(d)(e)
  Expenses before waivers/
    reimbursements                         2.32%(d)     2.26%        2.45%(d)
  Net investment income                    4.75%(d)     3.16%        2.08%(d)
Portfolio turnover rate                      16%          23%          20%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      CLASS C
                                       ------------------------------------
                                       SIX MONTHS      YEAR        OCT. 1,
                                          ENDED        ENDED       1996(A)
                                     FEB. 28, 1999    AUG. 31,       TO
                                       (UNAUDITED)     1998     AUG. 31, 1997
                                       -----------  -----------  -----------
Net asset value, beginning of period     $10.44       $12.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                   .25          .42          .23
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions            (.21)       (2.33)        2.89
Net increase (decrease)in net
  asset value from operations               .04        (1.91)        3.12

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income       (.24)        (.43)        (.25)
Distributions from net realized
  gains on investments                     (.10)        (.01)          -0-
Tax return of capital                        -0-          -0-        (.08)
Total dividends and distributions          (.34)        (.44)        (.33)
Net asset value, end of period           $10.14       $10.44       $12.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                       .33%      (15.56)%      31.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $51,432      $69,575      $42,719
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements                         2.31%(d)     2.26%        2.43%(d)(e)
  Expenses before waivers/
    reimbursements                         2.31%(d)     2.26%        2.45%(d)
  Net investment income                    4.74%(d)     3.15%        2.06%(d)
Portfolio turnover rate                      16%          23%          20%


See footnote summary on page 17.


16


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                  ADVISOR CLASS
                                       ------------------------------------
                                       SIX MONTHS      YEAR        OCT. 1,
                                          ENDED        ENDED       1996(A)
                                     FEB. 28, 1999    AUG. 31,       TO
                                       (UNAUDITED)     1998     AUG. 31, 1997
                                       -----------  -----------  -----------
Net asset value, beginning of period     $10.48       $12.82       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                   .29          .55          .35
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions            (.21)       (2.34)        2.88
Net increase (decrease) in net
  asset value from operations               .08        (1.79)        3.23

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income       (.29)        (.54)        (.38)
Distributions from net realized
  gains on investments                     (.10)        (.01)          -0-
Tax return of capital                        -0-          -0-        (.03)
Total dividends and distributions          (.39)        (.55)        (.41)
Net asset value, end of period           $10.17       $10.48       $12.82

TOTAL RETURN
Total investment return based on
  net asset value (c)                       .77%      (14.74)%      32.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $2,395       $2,899       $2,313
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements                         1.30%(d)     1.25%        1.45%(d)(e)
  Expenses before waivers/
    reimbursements                         1.30%(d)     1.25%        1.47%(d)
  Net investment income                    5.77%(d)     4.08%        3.07%(d)
Portfolio turnover rate                      16%          23%          20%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended August 31, 1997, the ratios of expenses net of waivers/reimbursements were 1.77%, 2.43%, 2.42% and 1.44% for Class A, B, C and Advisor Class shares, respectively.


17


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
HOWARD E. HASSLER (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
DANIEL G. PINE, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DAVID A. KRUTH, VICE PRESIDENT
EDMUND P. BERGAN JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


18


ALLIANCE REAL ESTATE INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

REISR